UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	ZEV.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement

Pre-Paid Advance Agreement
On May 16, 2023, Lightning eMotors, Inc. (the “Company”) entered into a Pre-Paid Advance Agreement (the “PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited partnership (the “Investor”). In accordance with the terms of the PPA, the Company may request pre-paid advances of up to $2,000,000 from the Investor (or such greater amount that the parties may mutually agree) (each, a “Pre-Paid Advance”), with an aggregate limit of $50,000,000, over an 18-month period. Such Pre-Paid Advances will be purchased by the Investor at 92% of the face amount. Interest will accrue on the outstanding balance of any Pre-Paid Advance at 0%, subject to an increase to 15% upon events of default described in the PPA. At any time while a Pre-Paid Advance is outstanding, the Investor may, by providing written notice to the Company (a “Purchase Notice”), require the Company to issue and sell shares of common stock to the Investor. The aggregate purchase price of the shares of common stock will be based on a price per share equal to the lower of: (a) with respect to each Pre-Paid Advance, 100% of the volume weighted average price (the “VWAP”) of the Company’s common stock on the trading day immediately preceding the closing of such Pre-Paid Advance (the “Fixed Price”) or (b) 92.0% of the average of the two lowest daily VWAPs during the seven trading days immediately prior to receipt of the Purchase Notice (as applicable, the “Purchase Price”), however in no event will the Purchase price be less than $0.856 (the “Contractual Floor Price”). Upon the filing of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2023, the Company will receive an initial Pre-Paid Advance of $2,000,000 (or $1,840,000 of cash proceeds after application of the discount) from the Investor under the PPA.
While Pre-Paid Advances are outstanding, and within three trading days of a Trigger Event (as defined below), the Company must pay the Investor a monthly cash payment (the “Monthly Payment”) of $1,000,000, plus any accrued and unpaid interest and a 7% redemption premium. Thereafter, the Company must pay the Investor the Monthly Payment every 30 calendar days after the due date of the initial Monthly Payment; provided that the Company’s monthly obligation to make such payments will end with respect to a particular Trigger Event if the daily VWAP of the Company’s common stock for five consecutive trading days immediately prior to the due date of the next Monthly Payment is 20% or greater than the Contractual Floor Price, unless a new Trigger Event occurs. A “Trigger Event” occurs if (i) the common stock is lower than the Contractual Floor Price for any five of seven consecutive trading days or (ii) the Company has issued substantially all of the shares available under the rules of the New York Stock Exchange until stockholder approval is received (19.9% of the shares outstanding as of the date hereof) (excluding the initial Pre-Paid Advance).
Pursuant to the PPA, the Company is required to (i) use the net proceeds for purposes disclosed in the respective prospectus supplement, and (ii) except as permitted under the PPA, not enter into any variable rate transactions. As consideration, upon execution of the PPA, the Company paid the Investor’s due diligence fees of $25,000.
Prior to signing this PPA, the Company had entered into a committed equity financing agreement with Lincoln Park Capital Fund, LLC (“LPCF”), pursuant to which the Company has the right to request LPCF to purchase up to $50,000,000 of shares of common stock over a 36-month period. LPCF has waived any provisions in the committed equity financing agreement that would prohibit the PPA. The Company has agreed with the Investor that it will not utilize the Lincoln Committed Equity Financing while there are outstanding Pre-Paid Advances without its consent.
The shares of common stock to be issued under the PPA will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-266736). Concurrently with the filing of this Current Report on Form 8-K, the Company is filing a prospectus supplement (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission in connection with the offer and sale of the shares of common stock.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the shares of common stock, nor shall there be an offer, solicitation or sale of the shares of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.
The foregoing description of the PPA is qualified in its entirety by reference to the PPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Attached to this Current Report on Form 8-K as Exhibit 5.1, is the opinion of Foley & Lardner LLP relating to the legality of the shares of common stock.
Item 7.01 Regulation FD Disclosure.
In connection with the PPA, the Company issued the press release attached hereto as Exhibit 99.1.
The information contained in item 7.01 of this current report, including exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of section 18 of the securities exchange act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the securities act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
5.1	Opinion of Foley & Lardner LLP relating to the legality of the shares of common stock
10.1	Pre-Paid Advance Agreement by and between YA II PN, Ltd. and the Company, dated May 16, 2023
99.1	Press release dated May 16, 2023
99.2	Letter Agreement between Lincoln Park Capital Fund, LLC and the Company, dated May 11, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: May 17, 2023
	By:	/s/ Timothy Reeser
	Name:	Timothy Reeser
	Title:	Chief Executive Officer and President